Exhibit 31.2

CERTIFICATION ACCOMPANYING PERIODIC REPORT
PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas E. Gay III, Chief Financial Officer and Secretary, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Sigma Designs, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Thomas E. Gay III
Dated: May 25, 2012	Thomas E. Gay III Chief Financial Officer and Secretary